Exhibit 10.5

SETTLEMENT AGREEMENT, MUTUAL RELEASE AND ASSIGNMENT

      This SETTLEMENT AGREEMENT, MUTUAL RELEASE AND ASSIGNMENT (this "Agreement"), dated as of October 11, 2003, is entered into by and among: Alterra Healthcare Corporation, a Delaware corporation ("Alterra"); The Margolick Financial Group LP, a Michigan limited partnership ("Margolick"); the Limited Partnerships (as hereinafter defined); and the Settling Limited Partners (as hereinafter defined).

RECITALS

      WHEREAS, Alterra has served as the general partner of the 32 Delaware limited partnerships listed on Schedule 1 hereto (the "Limited Partnerships");

      WHEREAS, Alterra filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court of the District of Delaware (the "Bankruptcy Court") on January 22, 2003 (the "Bankruptcy" or the "Bankruptcy Case");

      WHEREAS, the Persons (as hereinafter defined) whose names are set forth on the signature pages hereto following the heading "Limited Partners" are (prior to the Assignment) the limited partners of the Limited Partnerships (each a "Limited Partner," collectively the "Limited Partners");

      WHEREAS, certain disputes have arisen amongst the parties relating to the Limited Partnerships;

      WHEREAS, the Limited Partners have filed certain claims in the Bankruptcy Case (on their own behalf and purportedly in the name of the Limited Partnerships) related to the Limited Partnerships (collectively, the "Bankruptcy Claims");

      WHEREAS, the parties to this Agreement desire to settle such disputes, to provide for the treatment of the Bankruptcy Claims in the Bankruptcy Case and to provide for Alterra's purchase of the partnership interests in the Limited Partnerships held by the Settling Limited Partners on the terms and subject to the conditions set forth herein; and

      WHEREAS, the parties have further agreed that after such purchase, the Settling Limited Partners shall have no interest in or rights with respect to any Limited Partnership or any rights or responsibilities with respect to their management, operations and finances;

      NOW THEREFORE, in consideration of the mutual releases and agreements set forth below, the receipt and sufficiency of which is hereby acknowledged by the parties, and intending to be legally bound, the Settling Limited Partners, the Limited Partnerships, and Alterra agree as follows:

      1.      Certain Definitions. For purposes of this Agreement, the following terms shall have the meanings set forth below:

      "Affiliate" of any Person means (a) any other Person who (together with Family Members) directly or indirectly Controls, or is Controlled by or is under common Control with such Person, (b) any Person who is a director or officer of, member in or trustee of, or who serves in a similar capacity with respect to, such Person, or (c) any other Person who directly or indirectly is the beneficial owner of 20% or more of the equity interests of such Person. When the term "Affiliate" is used with respect to another Person who is an individual, it also means (i) any Family Members of such Person, or (ii) any corporation, partnership, limited liability company, trust or other entity of which such other Person serves as an officer, director, general partner, manager, trustee or in a similar capacity.

      "Alterra Designee" shall mean ALS National SPE II, Inc., or such other party (including Alterra) as Alterra shall designate by notice given to the parties hereto prior to the Effective Time.

      "Alterra Lease Subsidiaries" is defined in the definition of "Lease Agreements" in this Section 1.

      "Alterra Management Agreements" means the thirty-two (32) Assisted Living Facility Consultant and Management Services Agreements, as amended, between Alterra, on the one hand, and each of the thirty-two (32) Limited Partnerships, on the other hand.

"Approval Order" means an order of the Bankruptcy Court approving the execution and performance of the Agreement by Alterra in accordance with its terms.

      "Assignment" means the assignment of the partnership interests of the Settling Limited Partners contained in Section 6 hereof.

      "Bankruptcy" has the meaning ascribed to it in the Recitals.

      "Bankruptcy Case" has the meaning ascribed to it in the Recitals.

      "Bankruptcy Claims" has the meaning ascribed to it in the Recitals.

      "Claims" means any and all claims, counterclaims, rights, demands, costs (including attorneys fees and court costs), damages, losses, liabilities, actions, and causes of action of every nature and description, whether known or unknown, suspected or unsuspected, foreseen or unforeseen, real or imaginary, actual or potential, and whether arising in tort or contract or at law or in equity, under the common law, state law, federal law, or any other law, or otherwise.

      "Control" or "Controlled" means the direct or indirect power to direct or cause the direction of the management and policies of the "Controlled" Person, whether through ownership of equity securities, by agreement, or otherwise. Without limitation of the foregoing, a Person shall be deemed to "Control" another Person when the first Person owns more than fifty percent (50%) of the voting stock (in the case of a corporation) or other voting interests (in the case of a legal entity which is not a corporation) of the other Person.

      "Deadline" means October 21, 2003.

      "Effective Time" shall have the same meaning as "Effective Date," as defined in the Plan.

      "Family Member" means, with respect to any individual, (a) the spouse of such individual, (b) any child of such individual, or any parent, grandparent, brother or sister living in the same house as such individual, or the spouse of any of the foregoing individuals described in this clause (b), (c) a custodian, guardian or personal representative of an individual described in clause (a) or (b), or (d) a trust for the exclusive benefit of one or more of the individuals described in clauses (a) or (b).

      "Lease Agreements" means the lease agreements or sublease agreements between each of the Limited Partnerships, on the one hand, and Alterra or a subsidiary of Alterra (each, an "Alterra Lease Subsidiary"), on the other hand, pursuant to which each of the Limited Partnerships acquired a leasehold or subleasehold interest in an assisted living residence.

     " Limited Partners" has the meaning ascribed to it in the Recitals.

      "Limited Partnerships" has the meaning ascribed to it in the Recitals.

      "Limited Partnership Agreements" means the thirty-two (32) Limited Partnership Agreements, each dated as of the date set forth in Schedule 1 hereto, of the Limited Partnerships.

      "Management Agreements" means the thirty-two (32) Assisted Living Facility Consultant and Management Services Agreements, each between a Limited Partnership, on the one hand, and Alterra, on the other hand.

      "Person" means any natural person, corporation, partnership, limited liability company or other entity of any type or nature whatsoever.

      "Plan" means the Second Amended Plan of Reorganization of Alterra dated September 15, 2003, as amended from time to time.

      "Proportionate Share" means, with respect to each Limited Partner, such Limited Partner's proportionate share as set forth opposite such Limited Partner's name in the column entitled "Proportionate Share" on Schedule 2 hereto.

      "Settlement Notes" has the meaning ascribed to it in Section 5 hereof.

      "Settling Limited Partners" means the Limited Partners which have executed and delivered their applicable signature page to this Agreement to Alterra on or prior to the Deadline; provided, that in the event any Limited Partner executes and delivers a signature page after the Deadline, Alterra may in its discretion elect to accept such signature page and include such Limited Partner as a party to this Agreement, in which event such Limited Partner shall also be deemed a Settling Limited Partner. Delivery of the Limited Partners' executed signature pages to Alterra may be accomplished by the applicable Limited Partner delivering such executed signature pages to Margolick, and Margolick forwarding such executed signature page to Alterra in accordance with the provisions of Section 17 hereof; provided, that such signature pages shall be deemed to have been delivered to Alterra and the Limited Partnerships at the time deemed received by Alterra from Margolick pursuant to Section 17 hereof. Any Limited Partner which delivers an executed signature page to this Agreement after the Deadline shall not be deemed to have joined in or become party to this Agreement unless and until Alterra elects to accept such signature page, which Alterra may do or refuse to do in its sole discretion.

      "Subscription Agreements" means collectively those certain Subscription Agreements, in each case among the applicable Limited Partnerships, and the applicable Limited Partners, pursuant to which, among other things, the Limited Partners subscribed for limited partnership interests in the Limited Partnerships.

      2.     Release By the Limited Partners. Subject to the satisfaction or waiver of the conditions set forth in Section 8 below, effective as of the Effective Time, each Settling Limited Partner hereby releases, covenants not to sue, and forever discharges Alterra, the Limited Partnerships, and their respective Affiliates (including, without limitation, the Alterra Lease Subsidiaries), employees, agents, attorneys and advisors, from any and all Claims in any way relating to or arising out of the Limited Partnerships and such Limited Partner's investment therein, including, without limitation:

(a)      any and all Claims which in any way relate to or arise out of any agreement to which such Limited Partner is or was a party with any of the Limited Partnerships or Alterra, including without limitation, the Limited Partnership Agreements and the Subscription Agreements;

(b)      any and all Claims (including any rights to bring derivative Claims on behalf of any Limited Partnership) which in any way relate to or arise out of any agreement to which any Limited Partnership is or was a party, including without limitation, the Alterra Management Agreements, and the Lease Agreements;

(c)      any and all Claims for breach of any duty owed by any of Alterra, any Alterra Affiliate (including, without limitation, Alterra's officers, directors and employees) or any Limited Partnership to any Limited Partnership or to such Limited Partner, including without limitation any Claims for breach of any fiduciary duty or contractual duty; and

(d)     any and all Claims based upon misrepresentation, fraud, or violation of any state or federal securities law, rule or regulation, including, without limitation, the federal Securities Act of 1933, as amended; it being the intention of the Limited Partners to effect a general release of all such Claims;

(e)      provided, however, that this release shall not release any Settling Limited Partner's rights under this Agreement, including, without limitation, the right to receive the Settlement Notes pursuant to Section 5 hereof and/or to receive the claims treatment with respect to the Bankruptcy Claims as specified in Section 7 hereof.

      3.     Release by Limited Partnerships. Subject to the satisfaction or waiver of the conditions set forth in Section 8 below, effective as of the Effective Time, each Limited Partnership hereby releases, covenants not to sue and forever discharges each Settling Limited Partner, together with their respective Affiliates, employees, agents, attorneys and advisors, from any and all Claims arising out of or relating to the investment by any Settling Limited Partner in any Limited Partnership or their status as limited partners therein, including, without limitation, any Claims related to capital contributions.

      4.     Release by Alterra. Subject to the satisfaction or waiver of the conditions set forth in Section 8 below, effective as of the Effective Time, Alterra hereby releases, covenants not to sue, and forever discharges, each Settling Limited Partner, together with their respective Affiliates, employees, agents, attorneys and advisors, from any and all Claims arising out of or relating to:

(a)      amounts owed or which may be owed by any Limited Partnership to Alterra or any of its Controlled Affiliates, or

(b)     the Settling Limited Partners' investment in the Limited Partnerships, including, without limitation:

(i)     Claims for unpaid management fees and/or reimbursement of expenses owed under any of the Alterra Management Agreements; and

(ii)      any loans made by Alterra to any of the Limited Partnerships pursuant to any of the Limited Partnership Agreements.

      5.     Alterra Notes. Subject to the satisfaction or waiver of the conditions set forth in Section 8 below, at the Effective Time, reorganized Alterra shall deliver to each Settling Limited Partner a promissory note (the "Settlement Notes") of reorganized Alterra in the form of Exhibit A hereto, dated as of the Effective Time and payable to the order of such Settling Limited Partner, in an original principal amount equal to the amount set forth opposite such Settling Limited Partner's name on Schedule 2 hereto under the column entitled "Settlement Note Amount."

      6.     Assignment of Limited Partnership Interests of Settling Limited Partners. Subject to the satisfaction or waiver of the conditions set forth in Section 8 below, effective as of the Effective Time, each Settling Limited Partner hereby sells and assigns all of his, her or its interests in each Limited Partnership to Alterra Designee in exchange for the issuance of such Settling Partner's Settlement Note and a Proportionate Share of a $6,000,000 Class 6 Claim as provided in Section 7 hereof, which Settlement Notes and Proportionate Shares of the $6,000,000 Class 6 Claims shall constitute the aggregate purchase price for all such limited partnership interests of the Settling Limited Partners. Alterra Designee hereby accepts the Assignment, and Alterra and each Limited Partnership hereby consent to the Assignment and waive any and all restrictions to and/or limitations on the Assignment contained in the Limited Partnership Agreements or in any other document, instrument or writing. It is expressly understood and agreed that Alterra Designee will hold the limited partnership interests transferred through the Assignment as limited partnership interests separate and distinct from the interests which Alterra holds in each Limited Partnership in its capacity as general partner, and that Alterra Designee will have the status of a limited partner with respect to the limited partnership interest so transferred to it and will be entitled to exercise, as a limited partner, all rights which each Settling Limited Partner had prior to the Assignment as a consequence of the limited partnership interest so transferred (including, without limitation, all rights to vote such limited partnership interests as it sees fit with respect to any action which requires the consent of the limited partners of the Limited Partnerships). It is further expressly understood and agreed that from and after the time the Assignment becomes effective, the Settling Limited Partners shall have no interest (whether debt, equity or otherwise) in any Limited Partnership, and accordingly (i) no action of or by any Limited Partnership shall require the consent of or notice to any Settling Limited Partner, and (ii) no Settling Limited Partner will have any rights or responsibilities with respect to the management, operations or finances of any Limited Partnership.

      7.      Treatment of Bankruptcy Claims. Subject to the Bankruptcy Court entering an Approval Order, with respect to all of the Bankruptcy Claims asserted by the Limited Partners, whether on their own behalf or on behalf of the Limited Partnerships, Alterra and the applicable Settling Limited Partners and the Limited Partnerships agree to fully settle and compromise such claims in consideration of:

(i)     such claims being allowed, in the aggregate, a $6,000,000 "Class 6 Claim" (as defined in the Plan); and

(ii)      each Settling Limited Partner shall be entitled to such Settling Limited Partner's Proportionate Share of such $6,000,000 "Class 6 Claim" and such Settling Limited Partner's Proportionate Share of such Class 6 Claims shall be afforded the treatment provided in the Plan to the holders of a Class 6 Claim.

      8.     Conditions Precedent to Effectiveness. Notwithstanding anything to the contrary set forth herein, the releases pursuant to Sections 2, 3 and 4 hereof, the issuance of Settlement Notes pursuant to Section 5 hereof, the Assignment and the provisions of Section 6 hereof and the provisions of Section 10 hereof, shall not be effective and legally binding upon the parties until each of the following conditions shall have been satisfied or waived in writing by the party entitled to waive same (as set forth below):

(a)     each Limited Partner shall have executed and delivered to Alterra (or its counsel) a counterpart signature page to this Agreement, except to the extent that Alterra waives such requirement by written notice to the Limited Partners delivered in accordance with Section 17 below;

(b)     each Limited Partnership, Alterra and Alterra Designee shall have executed and delivered to the Settling Limited Partners, one or more counterpart signature pages to this Agreement, which delivery may be accomplished by delivering executed signature pages to Margolick, who is authorized to receive such delivery on behalf of the Settling Limited Partners, using the address and/or fax number set forth in Section 17 hereof;

(c)     the Plan shall have been confirmed by the Bankruptcy Court with no adverse modification to the Plan of the rights of the Settling Limited Partners as provided in this Agreement, including their rights as holders of a Class 6 Claim; and

(d)     the "Effective Date," as defined in the Plan, shall have occurred.

      9.     Certain Tax Matters. The parties (i) agree that the taxable year of each of the Limited Partnerships that commenced on January 1, 2003, shall close at the effective time of the Assignment, and (ii) having determined that the Settling Limited Partners have not received any portion of the economic benefit, if any, or borne any portion of the economic burden, if any, that corresponds to any item of income, gain, loss, deduction and credit of the Limited Partnerships for such short taxable year within the meaning of the applicable U.S. Treasury Regulations, agree that the income tax returns (including Schedules K-1) of each of the Limited Partnerships for such short taxable year shall be prepared and filed by Alterra on behalf of the Limited Partnerships and shall reflect allocation to Alterra of all such items of each of the Limited Partnerships attributable to such period.

      10.      Covenant Not to Sue; Costs of Enforcement. Subject to the satisfaction or waiver of the conditions set forth in Section 8 above, the parties to this Agreement understand and agree that they will not enter or file suit against the released parties herein, or commence any arbitration or other proceeding, with respect to the Claims released above. The parties further agree that, in addition to other relief, any released party shall be entitled to reasonable attorneys' fees, costs and the expenses of litigation incurred in defending any action filed in breach of this provision.

      11.     No Admission. This Agreement shall not constitute an admission of liability or wrongdoing on the part of any party to this Agreement. This Agreement is made as a compromise of the disputed claims between the parties, to avoid further expense and to terminate finally and completely the controversies between the parties, and shall not be construed as an admission or acknowledgment by any party of any improper action whatsoever. Neither this Agreement nor anything in this Agreement shall be admissible in any proceeding as evidence of wrongdoing by any party. This Agreement may be introduced, however, in any proceeding to enforce this Agreement.

      12.     Representations and Warranties.

(a)     Each party hereby represents and warrants to the other parties that:

(i)     Except for the Bankruptcy Claims, neither such party nor any of such party's Affiliates has filed any claims, actions or arbitration proceedings relating to the Claims to be released pursuant to this Agreement, or will do so hereafter (other than to enforce this Agreement) unless this Agreement does not become effective as provided herein;

(ii)     Such party has not heretofore assigned or otherwise transferred to any Person any interest in any Claim which would otherwise be released pursuant to the terms of this Agreement;

(iii)     Subject to the entry of the Approval Order in the case of Alterra, this Agreement and the other agreements contemplated to be executed and delivered by such party hereunder have been duly authorized, executed and delivered by such party and constitute each such Person's legal, valid and binding obligation (to the extent it is a party thereto); and

(iv)     Such party's execution, delivery and performance of this Agreement and the other agreements contemplated to be executed and delivered by such party hereunder will not violate, conflict with or result in the breach of (x) any agreement (including without limitation any mortgage, deed of trust, indenture, or other security instrument) to which such party or any of its Affiliates is a party or to which any of their respective assets are subject, (y) any judgment, decree, injunction, order or arbitration award binding upon such party or any of its Affiliates, or (z) any law, regulation, rule, ordinance or court decision.

(b)     Each Settling Limited Partner hereby represents and warrants to Alterra that:

(i)     Such Settling Limited Partner will be receiving and holding the Settlement Note for such Settling Limited Partner's own account without the participation of any other person and with the intent of holding the Settlement Note for investment and without the intent of participating directly or indirectly in a distribution of the Settlement Note, or any portion thereof, and not with a view to, or for resale in connection with, any distribution of the Settlement Note, or any portion thereof.

(ii)     Such Settling Limited Partner acknowledges that such Settling Limited Partner has been provided with all information or been given access to all information with respect to Alterra which might affect such Settling Limited Partner's decision whether to acquire the Settlement Note. In this regard, such Settling Limited Partner acknowledges that such Settling Limited Partner has received and reviewed (a) Alterra's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, as amended, and Alterra's Quarterly Report on Form 10-Q for the quarter ended June 30, 2003; and (b) the Plan and the Disclosure Statement in connection therewith filed in the Bankruptcy Case in the United States Bankruptcy Court for the District of Delaware. Such Settling Limited Partner further acknowledges that such Settling Limited Partner is familiar with the business, operations, properties and financial condition of Alterra and has discussed or had the opportunity to discuss with representatives of Alterra any questions such Settling Limited Partner may have had with respect thereto.

(iii)     Such Settling Limited Partner fully understands:

(a)      the risks involved in acquiring the Settlement Note, including the speculative nature of the investment in Alterra that the Settlement Note represents;

(b)     the risk of losing the entire investment made by such Settling Limited Partner in Alterra;

(c)     the lack of liquidity of the Settlement Note; and

(d)     the tax consequences of an investment in the Settlement Note. To the extent that such Settling Limited Partner deemed such consultation to be necessary, such Settling Limited Partner has consulted with such legal, accounting, tax, investment and other advisers to such Settling Limited Partner with respect to the tax treatment of an investment by such Settling Limited Partner in the Settlement Note and the merits and risks of an investment in the Settlement Note.

 (iv)      Such Settling Limited Partner (or the trustee of such Settling Limited Partner, if such Settling Limited Partner is a trust) is over twenty-one years of age.

(v)     Such Settling Limited Partner is an "accredited investor," as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"). This representation of such Settling Limited Partner is based on such Settling Limited Partner's consultation with such Settling Limited Partner's securities counsel, which counsel is familiar with such Settling Limited Partner and the requirements of Regulation D under the Act.

(vi)      Such Settling Limited Partner has sufficient knowledge and experience in business and financial matters to evaluate the nature of, and the risks attending, such Settling Limited Partner's investment decision to accept the Settlement Note.

(vii)      Such Settling Limited Partner certifies, under penalties of perjury with respect to this subparagraph 12(b)(vii) only, that (a) it is a United States person for purposes of U.S. income taxation, and (b) its Taxpayer Identification Number and home address (office address in the case of any entity) are as set forth on the signature page hereto.

(viii)      Such Settling Limited Partner acknowledges that such Settling Limited Partner must continue to bear the economic risk of the investment in the Settlement Note for an indefinite period and recognizes that the Settlement Note will be (a) sold without registration under any state or federal law relating to the registration of securities for sale; (b) issued and sold in reliance upon the exemption from registration prohibited by any applicable state securities laws; and (c) issued and sold in reliance on exemptions from registration provided by the Act and the General Rules and Regulations of the Securities and Exchange Commission promulgated thereunder.

(ix)      Such Settling Limited Partner will in any event offer, sell, pledge, convey or otherwise transfer the Settlement Note, or any portion thereof, only if (a) pursuant to an effective registration statement under the Act and any and all applicable state securities or Blue Sky laws or in a transaction which is otherwise in compliance with the Act and such laws; and (b) such Settling Limited Partner has furnished evidence satisfactory to Alterra of compliance with the laws of such jurisdictions which, in the opinion of Alterra, may be applicable, it being understood that Alterra shall be entitled to require and rely upon an opinion of counsel satisfactory to it with respect to compliance with said laws.

(x)      Such Settling Limited Partner is aware that Alterra will be under no obligation and has no intention to register the Settlement Note, or any portion thereof, or to comply with any exemption available for the subsequent offer or sale of the Settlement Note, or any portion thereof, without registration.

(xi)     Such Settling Limited Partner is not aware of any remuneration or commission which is to be paid to any person, directly or indirectly, in connection with the issuance and delivery of the Settlement Note.

      13.      Entire Agreement. This Agreement and the other agreements referenced herein constitute the full and complete agreement between the parties with respect to the subject matter hereof and there are no other agreements, covenants, promises, or arrangements other than those set forth herein and therein. Except as expressly provided herein, this Agreement may not be modified or amended as to any party except by a writing duly executed by the party against which such modification or amendment is asserted.

      14.      Severability. If any provision of this Agreement or the application thereof is held invalid, the invalidity shall not affect other provisions or applications of the Agreement which can be given effect without the invalid provision or application, and to this end the provisions of this Agreement are declared to be several.

      15.      Construction. Each party hereto has been represented by counsel in connection with the negotiation and delivery of this Agreement and the agreements referenced herein, all of which have been jointly prepared by such counsel. Accordingly, no rule regarding construction against the draftsman shall have any applicability in the construction or interpretation of this Agreement or any agreement referenced herein.

      16.     No Waiver. No waiver of any breach of any provision of this Agreement shall be construed to be, or shall be, a waiver of any other breach of this Agreement. No waiver shall be binding unless in writing and signed by the party or parties waiving the breach.

      17.      Notices. Each notice, request, demand or other communication ("Notice") by any party to any other party pursuant to this Agreement shall be in writing and shall be personally delivered or sent by certified mail, return receipt requested, postage prepaid, or by commercial courier, charges prepaid, or by facsimile transmission (but each such Notice sent by facsimile transmission shall be confirmed by sending the original thereof to the other party by U.S. mail or commercial courier as provided herein), addressed to the address or fax number of the receiving party set forth below or to such other address or fax number as such party shall have communicated to the other party in accordance with this Section. Any Notice hereunder shall be deemed to have been given and received when personally delivered, or three (3) business days after the date so sent by certified mail, or on the date when so sent by facsimile, or on the business day following the date when so sent by commercial overnight courier.

If to Alterra or to any	Alterra Healthcare Corporation
Limited Partnership:	10000 Innovation Drive
Milwaukee, WI 53226
Attn: Mark W. Ohlendorf
Telephone: (414) 918-5304
Fax: (414) 918-5080
With required copy to:	Rogers & Hardin LLP

2700 International Tower
229 Peachtree Street, NE
Atlanta, GA 30303
Attn: Alan C. Leet, Esq.
Telephone: 404/420-4616
Fax: 404/522-2224

If to Margolick or to	c/o Margolick Financial Group
any Limited Partner:	32255 Northwestern Highway, Suite 290
Farmington Hills, Michigan 48334
Attn: Ron Plaine
Telephone: (248) 737-3888
Fax: (248) 737-4719

With required copy to:	Bodman, Longley & Dahling LLP
201 West Big Beaver Road
Suite 500
Troy, MI 48084
Attn: Michael B. Lewiston, Esq.
Telephone: (248) 743-6001
Fax: (248) 743-6002

      18.     Facsimile Signature; Counterparts. This Agreement may be executed in one or more counterparts, and all of such counterparts shall constitute one and the same instrument. Any signature of this Agreement that is transmitted by facsimile transmission shall be treated as an original executed counterpart signature of this Agreement. In the event that less than all of the Limited Partners have executed and delivered counterpart signature pages to this Agreement in accordance with the definition of "Settling Limited Partners," this Agreement shall nevertheless be binding upon all parties which have executed it so long as Alterra shall have waived the condition set forth in Section 8(a) above as provided therein.

      19.     Binding Effect. This Agreement shall be binding upon, and inure to the benefit of, each party executing this Agreement and their successors and permitted assigns. This Agreement shall not be assignable by any party without the written consent of the party against which such assignment is asserted.

      20.     Approval Order; Bankruptcy Matters. This Agreement shall not be binding upon Alterra unless and until the Bankruptcy Court has entered an Approval Order. Alterra shall promptly file a motion with the Bankruptcy Court seeking the issuance of an Approval Order, and shall use reasonable efforts to pursue the issuance on or before October 28, 2003, of an Approval Order. Upon the entry of an Approval Order by the Bankruptcy Court, the Settling

Limited Partners and the Limited Partnerships shall promptly direct their counsel to withdraw the "Objection of Limited Partners to Sale by Alterra Healthcare Corporation of Property of Limited Partnerships" filed on or about July 14, 2003 and any other objection to confirmation filed by the Settling Limited Partners and/or the Limited Partnerships with the Bankruptcy Court. The Limited Partnerships and Settling Limited Partners holding at least 90% of the $6,000,000 Allowed Claim shall vote their interests and claims, if any, in favor of the Plan on or before the voting deadline therefor, and the Settling Limited Partners holding the remaining percentage of such Allowed Claim (the "Remaining Holders") shall vote their interests and claims, if any, in favor of the Plan on or before 12:00 p.m. on October 28, 2003; provided however, that (i) the failure to vote in favor of the Plan by any Remaining Holder shall not affect the treatment of any Settling Limited Partner's interests or claims under this Agreement or the Plan and (ii) such votes may be changed at the election of the Settling Limited Partners and the Limited Partnerships if an Approval Order is not issued on or before confirmation of the Plan.

      21.     Termination of Agreement. Either Alterra, on the one hand, or Margolick (acting at the direction of Settling Limited Partners entitled hereby to receive at least a majority in face amount of the Settlement Notes), on the other hand, may terminate this Agreement by written notice to the other parties hereto if either:

(a)      an Approval Order is not issued by the Bankruptcy Court on or before October 28, 2003, unless such date is extended by agreement of Margolick; or

(b)      the Effective Time (and hence the effectiveness of the Assignment of limited partnership interests and the releases contemplated hereby) shall not have occurred on or before March 31, 2004.

      22.     Execution by Limited Partnerships. Alterra and the Settling Limited Partners, being all (or substantially all) of the partners and interest holders in the Limited Partnerships, hereby consent to Alterra executing this Agreement on behalf of each of the Limited Partnerships.

      23.     Third Party Beneficiaries. Each of the Alterra Lease Subsidiaries and the Affiliates, directors, officers, employees, agents, attorneys and advisors of the parties hereto released pursuant to the terms of Sections 2, 3 and 4 above are expressly intended by the parties to be third party beneficiaries of the releases set forth in such Sections.

      24.     Attorney-in-Fact. Each Settling Limited Partner and the holder of each Settlement Note appoints and authorizes Margolick to act on behalf of such Settling Limited Partner or holder and authorizes Margolick, with full power and authority as attorney-in-fact, to institute and maintain actions, suits or proceedings for the collection and enforcement of the Settlement Notes and to file such proofs of debt or other documents that may be necessary to have the claims of the Settling Limited Partners allowed in any proceeding relative to Alterra or its creditors or affecting its properties, and to take such other actions which Margolick considers necessary or desirable for the protection, collection and enforcement of the Settlement Notes. Each Settling Limited Partner agrees to indemnify Margolick, ratably according to its Proportionate Share, from and against any and all claims, losses or expenses which may be imposed on or asserted against Margolick which in any way relate to this Section 24; provided, however, (i) that no Settling Limited Partner shall be liable for any portion of such claims, losses or expenses resulting from Margolick's gross negligence or willful misconduct, and (ii) Margolick shall not be obligated to take any action whatsoever pursuant to this Section 24, it being understood that this Section is for the convenience of the parties only.

[signature pages follow]

      IN WITNESS WHEREOF, the undersigned have executed and delivered this Settlement Agreement, Mutual Release and Assignment as of the date first written above.

ALTERRA HEALTHCARE CORPORATION

By: /s/ Mark Ohlendorf
Name: Mark Ohlendorf
Title: President

MARGOLICK FINANCIAL GROUP LP

By: /s/
Name:
Title:

[SIGNATURES CONTINUE ON NEXT PAGE]

Signature page to the Settlement Agreement, Mutual Release and Assignment, dated as of October 11, 2003, by and among Alterra Healthcare Corporation, Margolick Financial Group LP, the Limited partnerships (as defined therein) and the Settling Limited partners (as defined therein)

LIMITED PARTNERSHIPS:

CLARE BRIDGE COTTAGE OF FLORENCE L.P.
CLARE BRIDE COTTAGE OF LAKELAND L.P.
CLARE BRIDGE COTTAGE OF LEBANON L.P.
CLARE BRIDGE COTTAGE OF LYNCHBURG L.P.
CLARE BRIDGE COTTAGE OF TOPEKA L.P.
CLARE BRIDGE OF ADAMS II L.P.
CLARE BRIDGE OF BEAVERTON L.P.
CLARE BRIDGE OF CORONA L.P.
CLARE BRIDGE OF EVERETT L.P.
CLARE BRIDGE OF GALLOWAY L.P.
CLARE BRIDGE OF GLENDALE L.P.
CLARE BRIDGE OF LYNWOOD L.P.
CLARE BRIDGE OF SILVERDALE L.P.
CLARE BRIDGE OF SOUTHERN PINES L.P.
CLARE BRIDGE OF TEQUESTA L.P.
CLARE BRIDGE OF TROUTDALE L.P.
CLARE BRIDGE OF WICHITA L.P.
CLARE BRIDGE OF WILMINGTON L.P.
STERLING COTTAGE OF HAGERSTOWN I L.P.
STERLING COTTAGE OF JEFFERSONVILLE I L.P.
STERLING COTTAGE OF MICHIGAN CITY I L.P.
STERLING COTTAGE OF MUNCIE I L.P.
STERLING COTTAGE OF NEW PHILADELPHIA I L.P.
STERLING COTTAGE OF VALPARAISO I L.P.
STERLING HOUSE OF HAGERSTOWN II L.P.
STERLING HOUSE OF KOKOMO L.P.
STERLING OF BLOOMINGTON II L.P.
WYNWOOD OF APPLETON L.P.
WYNWOOD OF GALLOWAY L.P.
WYNWOOD OF HARDEN RANCH L.P.
WYNWOOD OF PIN OAK II L.P.

By:     ALTERRA HEALTHCARE CORPORATION*

By: Mark Ohlendorf
Name: Mark Ohlendorf
Title: President

* Each Limited Partner, by executing this Agreement is consenting to Alterra's execution of this Agreement on behalf of the Limited Partnerships.

Signature page to the Settlement Agreement, Mutual Release and Assignment, dated as of October 11, 2003, by and among Alterra Healthcare Corporation, Margolick Financial Group LP, the Limited Partnerships (as defined therein) and the Settling Limited Partners (as defined therein)

LIMITED PARTNERS:
ARBOR INVESTMENTS PROPERTY TRUST

	By:	/s/ Eugene Applebaum
Tax I.D. Number		EUGENE APPLEBAUM, TRUSTEE

Address

Address
/s/ Ann Berman-Feld
Address	ANN BERMAN-FELD

Address

Social Security Number

MADELEINE H. BERMAN PROPERTY TRUST

	By:	/s/ Madeleine H. Berman
Tax I.D. Number		MADELEINE H. BERMAN, TRUSTEE

Address

Address

MANDELL L. BERMAN PROPERTY TRUST

	By:	/s/ Mandell L. Berman
Address	MANDELL L. BERMAN, Trustee

Address

Social Security Number

/s/ Jonathan S. Berman
Address	JONATHAN S. BERMAN

Address

Social Security Number

HAROLD BRODE REVOCABLE TRUST UAD 6/15/82

	By:	/s/ Harold Brode
Tax I.D. Number		HAROLD BRODE, TRUSTEE

Address

Address

SEYMOUR BRODE TRUST

	By:	/s/ Seymour Brode
Tax I.D. Number		SEYMOUR BRODE, TRUSTEE

Address

Address

DELRAY INVESTORS, LLC

	By:	/s/ Marvin Rubin
Tax I.D. Number		MARVIN RUBIN, MEMBER

Address

Address

IRWIN L. & JUDITH L. ELSON JTWROS

/s/ Irwin L. Elson
Address	IRWIN L. ELSON

Address	/s/ Judith L. Elson
JUDITH L. ELSON
Social Security Number

FERNDALE DORRELL INVESTORS, LLC

	By:	/s/ Bruce E. Thal
Tax I.D. Number
	Name:	BRUCE E. THAL, MEMBER
Address

Address

LARRY D. GIBSON TRUST

	By:	/s/ Larry D. Gibson
Tax I.D. Number		LARRY D. GIBSON, TRUSTEE

Address

Address

GLENMORE PARTNERS

	By:	/s/ Irwin L. Elson
Tax I.D. Number
	Name:	IRWIN L. ELSON, PARTNER
Address

Address

EDWARD GOLDBERG FAMILY LP

	By:	/s/ Ed Goldberg
Tax I.D. Number		ED GOLDBERG, MEMBER

Address

Address

DAVID B. GUZ TRUST

	By:	/s/ David B. Guz
Tax I.D. Number		DAVID B. GUZ, TRUSTEE

Address

Address
/s/ Linda Guz
Address	LINDA GUZ

Address

Social Security Number

MORTON E. HARRIS TRUST

	By:	/s/ Morton E. Harris
Address		MORTON E. HARRIS, TRUSTEE

Address

Social Security Number

/s/ Paul Harris
Address	PAUL HARRIS

Address

Social Security Number

Address	/s/ Stuart Harris STUART HARRIS

Address

Social Security Number

/s/ Robert A. Herdoiza
Address	ROBERT A. HERDOIZA

Address

Social Security Number

MARK H. HUTTON TRUST

	By:	/s/ Mark H. Hutton
Tax I.D. Number		MARK H. HUTTON, TRUSTEE

Address

Address

/s/ Stephen B. Hutton
Tax I.D. Number	STEPHEN B. HUTTON

Address

Address

/s/ Wayne D. Jones
Address	WAYNE D. JONES

Address

Social Security Number

/s/ Gerald Katz
Address	GERALD KATZ

Address

Social Security Number

KLEIN PROPERTIES, LP

	By:	/s/ Emery Klein
Tax I.D. Number
	Name:	EMERY KLEIN, PARTNER
Address
:
Address

/s/ Reva Kogan
Address	REVA KOGAN

Address

Social Security Number

H. BARRY LEVINE TRUST

	By:	/s/ H. Barry Levine
Address		H. BARRY LEVINE, TRUSTEE

Address

Social Security Number

/s/ Ann G. Lieber
Address	ANN G. LIEBER

Address

Social Security Number

/s/ George T. Lieber
Address	GEORGE T. LIEBER

Address

Social Security Number

/s/ Mimi Lieber
Address	MIMI LIEBER

Address

Social Security Number

LIEBER PROPERTIES, LP

	By:	/s/ Mimi Lieber
Tax I.D. Number		MIMI LIEBER, PARTNER

Address

Address

LAWRENCE M. LOEWENTHAL REV. LIV. TRUST

	By:	/s/ Lawrence M. Loewenthal
Tax I.D. Number		LAWRENCE M. LOEWENTHAL, TRUSTEE

Address

Address

MICHAEL W. MADDIN REVOCABLE LIVING TRUST

	By:	/s/ Michael W. Maddin
Tax I.D. Number		MICHAEL W. MADDIN, TRUSTEE

Address

Address

LIONEL S. MARGOLICK TRUST

	By:	/s/ Lionel S. Margolick
Tax I.D. Number		LIONEL S. MARGOLICK, TRUSTEE

Address

Address

/s/ Douglas D. Matheson
Address	DOUGLAS D. MATHESON

Address

Social Security Number

NEW WELLINGTON GROUP LLC

	By:	/s/ Leo P. Sklar
Tax I.D. Number		LEO P. SKLAR, MEMBER

Address

Address

RONALD S. PLAINE TRUST

	By:	/s/ Ronald S. Plaine
Tax I.D. Number
	Name:	RONALD S. PLAINE, TRUSTEE
Address

Address

EMANUEL RAVET REVOCABLE TRUST UAD 9/27/89

	By:	/s/ Emanuel Ravet
Tax I.D. Number		EMANUEL RAVET, TRUSTEE

Address

Address

JAY M. RICHMAN REVOCABLE TRUST UAD 5/18/84

	By:	/s/ Jay M. Richman
Tax I.D. Number		JAY M. RICHMAN, TRUSTEE

Address

Address

JOSEPH C. & SUSAN A. ROEBUCK, JTWROS

/s/ Joseph C. Roebuck
Address	JOSEPH C. ROEBUCK

Address	/s/ Susan A. Roebuck
SUSAN A. ROEBUCK
Social Security Number

MARVIN RUBIN TRUST

	By:	/s/ Marvin Rubin
Tax I.D. Number		MARVIN RUBIN, TRUSTEE

Address

Address

SANDRA RUBIN TRUST

	By:	/s/ Sandra Rubin
Tax I.D. Number		SANDRA RUBIN, TRUSTEE

Address

Address

/s/ Brenda H. Saperstein
Address	BRENDA H. SAPERSTEIN

Address

Social Security Number

/s/ Joel H. Shapiro
Address	JOEL H. SHAPIRO

Address

Social Security Number

MERTON J. & BEVERLY SEGAL, JTWROS

/s/ Beverly Segal
BEVERLY SEGAL
Address
/s/ Merton J. Segal
Address	MERTON J. SEGAL

Social Security Number

LEO SKLAR CAPITAL MANAGEMENT TRUST

	By:	/s/ Leo Sklar
Tax I.D. Number
	Name:	LEO SKLAR, TRUSTEE
Address

Address

LEO SKLAR IRREVOCABLE TRUST

	By:	/s/ Leo P. Sklar
Tax I.D. Number
	Name:	LEO SKLAR, TRUSTEE
Address

Address

ROBERT VIDAL TRUST

	By:	/s/ Robert Vidal
Tax I.D. Number
	Name:	ROBERT VIDAL, TRUSTEE
Address

Address

FOR PURPOSES OF ACCEPTING THE ASSIGNMENT PURSUANT TO SECTION 6:

ALTERRA DESIGNEE

ALS NATIONAL SPE II, INC.

BY:  /s/ Mark W. Ohlendorf

MARK W. OHLENDORF

TITLE: Vice President

Schedule 1

Limited Partnership	Date of Limited Partnership Agreement
Clare Bridge Cottage of Florence L.P.	12/31/99
Clare Bride Cottage of Lakeland L.P.	12/31/99
Clare Bridge Cottage of Lebanon L.P.	12/31/99
Clare Bridge Cottage of Lynchburg L.P.	12/31/99
Clare Bridge Cottage of Topeka L.P.	12/31/99
Clare Bridge of Adams II L.P.	1/15/99
Clare Bridge of Beaverton L.P.	12/31/99
Clare Bridge of Corona L.P.	12/31/99
Clare Bridge of Everett L.P.	1/15/99
Clare Bridge of Galloway L.P.	12/31/99
Clare Bridge of Glendale L.P.	7/15/98
Clare Bridge of Leawood L.P.	12/31/99
Clare Bridge of Lynwood L.P.	12/31/99
Clare Bridge of Silverdale L.P.	1/15/99
Clare Bridge of Southern Pines L.P.	12/31/99
Clare Bridge of Tequesta L.P.	12/31/99
Clare Bridge of Troutdale L.P.	12/31/99
Clare Bridge of Wichita L.P.	1/15/99
Clare Bridge of Wilmington L.P.	7/15/98
Sterling Cottage of Hagerstown I L.P.	1/15/99
Sterling Cottage of Jeffersonville I L.P.	1/15/99
Sterling Cottage of Michigan City I L.P.	1/15/99
Sterling Cottage of Muncie I L.P.	1/15/99
Sterling Cottage of New Philadelphia I L.P.	1/15/99
Sterling Cottage of Valparaiso I L.P.	1/15/99
Sterling House of Hagerstown II L.P.	1/15/99
Sterling House of Kokomo L.P.	1/15/99
Sterling of Bloomington II L.P.	1/15/99
Wynwood of Appleton L.P.	7/15/98
Wynwood of Galloway L.P.	12/31/99
Wynwood of Harden Ranch L.P.	1/15/99
Wynwood of Pin Oak II L.P.	1/15/99

EXHIBIT A

Form of Settlement Note

See attached.